Project debt	9 Months Ended
Sep. 30, 2024
Project debt [Abstract]
Project debt
Note 16. - Project debt
This note shows the project debt linked to the assets included in Note 6 of these Consolidated Condensed Interim Financial Statements.
Project debt is generally used to finance contracted assets, exclusively using as guarantee the assets and cash flows of the company or group of companies carrying out the activities financed. In addition, the cash of the Company´s projects include funds held to satisfy the customary requirements of certain non-recourse debt agreements and other restricted cash for an amount of $183 million as of September 30, 2024 ($177 million as of December 31, 2023).
The breakdown of project debt for both non-current and current liabilities as of September 30, 2024, and December 31, 2023, is as follows:

	Balance as of September 30,	Balance as of December 31,
	2024	2023
	($ in thousands)
Non-current	3,852,892	3,931,873
Current	395,451	387,387
Total Project debt	4,248,343	4,319,260

The Company refinanced the Solaben 2&3 assets in March 2023, entering into two green senior euro-denominated loan agreements for the two assets with a syndicate of banks for a total amount of €198.0 million. The new project debt replaced the previous project loans for a similar amount and maturity was extended from December 2030 to June 2037.

In September 2024, PS10, PS20 and Caparacena entered into a financing agreement for the three assets. PS10 and PS20 disposed of €38.7 million and Caparacena will gradually make disposals of the loan up to €6.3 million as the construction of the asset advances.

Due to low electricity prices in Chile, the project debts of Chile PV 1 and PV 2, where the Company owns a 35% equity interest, were under an event of default as of December 31, 2023. Chile PV 1 default was waived as part of a restructuring of the debt that was signed on August 29, 2024 (Note 8), but the debt of PV 2 is still under an event of default as of September 30, 2024. When under an event of default, although the Companies do not expect an acceleration of the debts to be declared by the credit entities, the assets do not have a right to defer the settlement of the debt for at least twelve months and therefore the project debts under default, which amount to $71 million as of December 31, 2023 and $23 million as of September 30, 2024, were classified as current in these Consolidated Condensed Interim Financial Statements in accordance with International Accounting Standards 1 (“IAS 1”), “Presentation of Financial Statements”.

The repayment schedule for project debt in accordance with the financing arrangements as of September 30, 2024, is as follows and is consistent with the projected cash flows of the related projects:

Remainder of 2024
Interest payment	Nominal repayment	Between January and September 2025	Between October and December 2025	2026	2027	2028	Subsequent years	Total
($ in thousands)
53,484	147,684	175,620	155,012	358,009	506,734	471,021	2,380,779	4,248,343

The repayment schedule for project debt in accordance with the financing arrangements as of December 31, 2023, was as follows and was consistent with the projected cash flows of the related projects:

2024		2025	2026	2027	2028	Subsequent years	Total
Interest payment	Nominal repayment
15,215	305,087	325,303	352,495	499,968	464,648	2,356,544	4,319,260